UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2013 (December 19, 2013)

Tanke Biosciences Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-53529	26-3853855
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 2801, East Tower of Hui Hao Building, No. 519 Machang Road, Pearl River New City, Guangzhou, People’s Republic of China	510627
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86-20-38859025

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐☐☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐☐☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐☐☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Our engagement agreement with UHY LLP (“UHY”), as our independent registered public accountant, expired following the filing of our quarterly report on Form 10-Q for the period ended September 30, 2013 with the Securities and Exchange Commission filed on November 14, 2013. On December 19, 2013, our Board of Directors approved and we notified UHY that we determined not to renew the agreement with UHY as our independent registered public accounting firm.

UHY’s report on our financial statements as of and for the fiscal year ended December 31, 2012 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal year ended December 31, 2012 and through UHY’s termination on December 19, 2013, there were (1) no disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of UHY, would have caused UHY to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K, except that in 2013 our Board of Directors discussed with UHY the existence of two material weaknesses in Company’s internal control over financial reporting, as more fully described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, Quarterly Report on Form 10-Q for the three months ended March 31, 2013, Quarterly Report on Form 10-Q for the three months ended June 30, 2013 and Quarterly Report on Form 10-Q for the three months ended September 30, 2013, each filed on April 15, 2013, May 20, 2013, August 14, 2013 and November 14, 2013 with the Securities and Exchange Commission.

We furnished UHY with a copy of this disclosure on December 26, 2013, providing UHY with the opportunity to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree.  We have received the requested letter from UHY, and a copy of such letter is filed as Exhibit 16.1 to this current report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from UHY LLP, dated December 26, 2013

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 26, 2013	TANKE BIOSCIENCES CORPORATION

	By:	/s/ Guixiong Qiu
		Name:	Guixiong Qiu
		Title:	Chief Executive Officer

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